Selective Insurance Group, Inc.
Investor Presentation
May 2009

 Certain statements in this report, including information incorporated by reference, are “forward-
 looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995
 (“PSLRA”). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities
 Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-
 looking statements by use of words such as "may," "will," "could," "would," "should," "expect,"
 "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
 Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.
Forward Looking Statement

Financial Strength

• 22-state super-regional
 • $1.5B NPW
 • 86% commercial lines
 • 14% personal lines
• Distribution partner with 950
 independent agents
• Best in class field model
• History of financial strength
 • A.M. Best rated “A” or better for 75
 years, and “A+” for past 47 years
Only 10% of P&C carriers rated A+ or better
MN
IA
MO
WI
MI
MI
NC
NY
NJ
DE
CT
MA
TN
Selective Profile

A Foundation of Financial Strength
• Conservative investment portfolio
• Disciplined reserving practices
• Strong reinsurance program

$3.6B Invested Assets
as of March 31, 2009
Most asset classes became correlated in 2008
Conservative Investment Portfolio

Source: A.M. Best, Barclays Capital
Peers include: Auto-owners Insurance, CINF, CNA, THG, HGIC, Liberty Mutual,
Main Street America, OB, STFC, UFCS, Utica, Westfield
If alternative investments were written down to $0
book value per share would decrease by only $1.80
Asset Allocation to Equities and Other Investments
As of December 2008

Investment Strategy for the
Current Environment
• Recognition of current high risk investment environment
 • Preservation of capital is paramount
 • Increased allocation to government and agencies
 • Investment grade corporate bonds
 • Actively reducing portfolio risk where appropriate

Calendar Year Reserve Development (p/t)	($10M)	($5M)	$7M	$16M	$18M
52.6%
54.8%
56.9%
57.5%
53.9%
Carried

$2,415M
Disciplined Reserving Practices
Actuarial Reserve Ranges

Percentages are net of tax, reinsurance and reinstatement premium.
RMS data as of 6/30/08; Equity data as of 3/31/09.
% of Equity at Risk
CAT cover: $310M in excess of $40M
RMS Model
Strong Natural Catastrophe Program

Capital Position
• Premium to surplus: 1.8x
• Debt to total capitalization:
 • Total: 23.1%
 • Adjusted: 16.7%
• Weighted average life of debt: 35 years

Sound Strategy

Strategies for Long-Term Success

While each of these factors is important,
relationships drive the business
Strong Agency Relationships

MN
IL
NJ
DE
TN
Market Opportunity
• Small Business (up to $25K) - $23 billion
• Middle Market ($25K to $250K) - $54 billion
• Large Accounts ($250K to $1M) - $21 billion
140 Claims Management Specialists
1Q2009 Commercial lines new business growth - 12%
Best in Class Field Model

MN
IA
IL
IN
MI
MI
PA
NY
NJ
RI
DE
CT
TN
>4% (NJ)
3% to <4% (MD)
2% to <3% (RI & PA)
1% to <2% (NY)
0% to <1% (GA, KY, NC, SC, TN,
VA, IA, IL, IN, MI, MN, MO, WI, OH,
MA, CT, DE)
Not currently in footprint
SIGI’s current average market share = 1.1%.
At 5% market share, premiums would be > $6B
Selective’s Current Market Share

For lines < $50,000
5 & 4 Diamond
3 Diamond
2 & 1 Diamond
Percent of Total New Premium Diamond Distribution
WC, BOP, CPP, CA
Knowledge Management Tools Make a Difference

Knowledge Management Tools Make a Difference
Retention
5 & 4 Diamond
3 Diamond
2 & 1 Diamond
As of March 31, 2009

Pricing
5 & 4 Diamond
3 Diamond
2 & 1 Diamond
As of March 31, 2009
Knowledge Management Tools Make a Difference

2006
2007
2008
April 2009 pure price increase of 0.4%
2009
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	April
Commercial Lines Pure Price vs. Retention

Segment 41	95.6%
Segment 60	101.0%
Segment 21	86.3%
Segment 40	95.3%
Segment 1	68.7%
Segment 20	85.8%
Segment 61	101.2%
Segment 80	120.2%
Operational Areas
Marketing
Safety
Management
Training
Pricing
Average
Lower
Than
Average
Higher
Than
Average
Growth
Marketing
Materials
Stewardship
Service
Retention
Sales
Training
Boundary
Control
Corrective
Action
*Direct accident year combined ratio as of December 31, 2008
Business Segment
3-Year
Combined
Ratio*
Broad Underwriting Appetite
Enhanced through Knowledge Management

• $24M in-force price change on
 $214M book
• Underwriting and automation
 improvements - reduced operating
 costs and increased data quality
• Profitable by 2010
The Road to
Profitability
13-state footprint opportunity - $900 million

Key Claims Strategies
• Litigation management
• Vendor management
• Integrated outcomes
 • Workers compensation
 • Other casualty lines

*
*Fiscal-year dividend
Long-Term Shareholder Value Creation